First Niles Financial, Inc.
55 North Main Street
P.O. Box 311
Niles, Ohio    44446-0311

Ph. (330) 652-2539 ~ Fax: (330) 652-0911

March 16, 2001

Dear Fellow Shareholder:

              On behalf of the Board of Directors and management of First Niles Financial, Inc., we cordially invite you to attend the annual meeting of the First Niles Financial, Inc. shareholders. The meeting will be held at 2:00 p.m. local time, on Wednesday, April 18, 2001 at our office located at 55 North Main Street, Niles, Ohio. The annual meeting will include management's report to you on the Company's 2000 financial and operating performance.

              An important aspect of the annual meeting process is the annual shareholder vote on corporate business items. I urge you to exercise your rights as a shareholder to vote and participate in this process.

              Whether or not you plan to attend the annual meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postage paid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

              Your Board of Directors and management are committed to the success of First Niles Financial, Inc. and the enhancement of your investment. As Chairman of the Board, President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Very truly yours,

WILLIAM L. STEPHENS
Chairman of the Board, President and CEO

Notice of Meeting

FIRST NILES FINANCIAL, INC.
55 North Main Street
Niles, Ohio 44446
(330) 652-2539

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on April 18, 2001

            Notice is hereby given that the annual meeting of shareholders of First Niles Financial, Inc. will be held at the company's office located at 55 North Main Street, Niles, Ohio, on April 18, 2001, at 2:00 p.m. local time. At the annual meeting, shareholders will be asked to consider and vote on the following proposals:

Proposal I.	Election of two directors, each with a term of three years; and

Proposal II.	The ratification of the appointment of Anness, Gerlach & Williams as independent auditors for the Company for the year ending December 31, 2001.

Shareholders also will transact such other matters as may properly come before the annual meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the meeting.

            The record date for the annual meeting is March 2, 2001. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof. Your Board of Directors recommends that you vote "FOR" the proposals.

            A proxy card and proxy statement for the annual meeting are enclosed. Whether or not you plan to attend the annual meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

            Thank you for your continued interest and support.

BY ORDER OF THE BOARD OF DIRECTORS

WILLIAM L. STEPHENS
Chairman of the Board, President and CEO
Niles, Ohio
March 16, 2001

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

Proxy Statement

FIRST NILES FINANCIAL, INC.
55 North Main Street
Niles, Ohio 44446
(330) 652-2539

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To be held on April 18, 2001

INTRODUCTION

            The First Niles Financial, Inc. Board of Directors is using this proxy statement to solicit proxies from the holders of common stock of First Niles Financial, Inc. for use at the Company's annual meeting of shareholders. This proxy statement and the enclosed form of proxy are first being mailed to our shareholders on or about March 16, 2001. First Niles Financial, Inc. is referred to in this proxy statement as "First Niles" or the "Company."

            Certain of the information provided herein relates to Home Federal Savings and Loan Association of Niles, a wholly-owned subsidiary of First Niles. Home Federal Savings and Loan Association of Niles is referred to in this proxy statement as "Home Federal."

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting
Our annual meeting will be held as follows:

Date:	April 18, 2001
Time:	2:00 p.m., local time
Place:	Home Federal Savings and Loan Association of Niles 55 North Main Street Niles, Ohio 44446

Matters to be Considered at the Annual Meeting

            At the annual meeting, shareholders of First Niles are being asked to consider and vote upon the following proposals:

Proposal I.	Election of two directors, each with a term of three years; and

Proposal II.	The ratification of the appointment of Anness, Gerlach & Williams as independent auditors for the Company for the year ending December 31, 2001.

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The shareholders also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

            A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of one-third of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

Your Voting Rights

            We have fixed the close of business on March 2, 2001 as the record date for the annual meeting. Only shareholders of record of First Niles common stock on that date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of First Niles common stock you own. On March 2, 2001, 1,619,249 shares of First Niles common stock were outstanding and entitled to vote at the annual meeting.

            If you are the beneficial owner of shares held in "street name" by a broker, bank or other nominee, your nominee, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, your nominee will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." Under The Nasdaq Stock Market rules, both the election of directors and the ratification of auditors are considered "discretionary" items and, therefore, your broker may vote your shares without instructions from you.

            We maintain an Employee Stock Ownership Plan ("ESOP") which owns approximately 12.7 percent of First Niles common stock. Employees of First Niles and Home Federal participate in the ESOP. Each ESOP participant instructs the trustee of the plan how to vote the shares of First Niles common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote such participant's shares in accordance with the shareholder's instructions. Where properly executed voting instruction cards are returned to the ESOP trustee with no specific instruction as how to vote at the annual meeting, the trustee will vote the shares "FOR" the election of each of management's director nominees and "FOR" the ratification of the appointment of Anness, Gerlach & Williams as independent auditors for First Niles for the year ending December 31, 2001. In the event the ESOP participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to his or her ESOP account, the ESOP trustee shall vote such shares "FOR" each of management's director nominees and "FOR" the ratification of the appointment of Anness, Gerlach & Williams. The ESOP trustee will vote the shares of First Niles common stock held in the ESOP but not allocated to any participant's account in the same proportion as directed by the ESOP participants who directed the trustee as to the manner of voting their allocated shares in the ESOP with respect to each such proposal.

Vote Required to Approve the Proposals

            Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of First Niles common stock. This means that the two director nominees with the most affirmative votes will be elected to fill the available seats. If you vote "Withheld" with respect to the election of one or more director nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

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            Ratification of the appointment of Anness, Gerlach & Williams as our independent auditors for the fiscal year ending December 31, 2001 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of First Niles common stock. Shareholder abstentions on the proposal to ratify the appointment of Anness, Gerlach & Williams as our independent auditors will have the same effect as a vote against the proposal, while broker non-votes will have no effect on the outcome of the vote.

            The First Niles Board of Directors unanimously recommends that you vote "FOR" the election of each of management's director nominees and "FOR" the proposal to ratify Anness, Gerlach & Williams as our independent auditors for the fiscal year ending December 31, 2001.

How to Vote

            You may vote in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you were the beneficial owner of First Niles common stock on March 2, 2001, the record date for voting at the annual meeting. See "-How to Revoke Your Proxy and Change Your Vote" below.

            Shares of First Niles common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the shareholder's instructions. Where properly executed proxies are returned to First Niles with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of management's director nominees and "FOR" the proposal to ratify Anness, Gerlach & Williams as our independent auditors for the fiscal year ending December 31, 2001. Voting instructions are included on your proxy card. If your shares are registered in the name of a broker, bank or other nominee, you should follow the instructions set forth on the voting instruction form provided to you.

            The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the annual meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the shareholders' annual meeting other than those described in the Notice of Annual Meeting of Shareholders accompanying this document.

            You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

How to Revoke Your Proxy and Change Your Vote

            If you are a registered shareholder, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:
  signing and submitting a new proxy with a later date,

  notifying the Corporate Secretary of First Niles in writing before the annual meeting that you have revoked your proxy, or voting in person at the annual meeting.

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If your shares are registered in the name of a broker, bank or other nominee, you should follow the instructions set forth on the voting instruction form provided to you.

Proxy Solicitation Costs

            We will pay our own costs of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

SHARE OWNERSHIP OF FIRST NILES FINANCIAL, INC. COMMON STOCK

            The following table presents information regarding the beneficial ownership of First Niles common stock as of March 2, 2001, by:

  those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of the outstanding common stock of First Niles;

  each director and director nominee of First Niles;

  each executive officer of First Niles named in the Summary Compensation Table appearing under "Executive Compensation" below; and

  all of the executive officers and directors of First Niles as a group.

            The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. The address of each of the beneficial owners, except where otherwise indicated, is the same address as First Niles. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of First Niles.

            Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after March 2, 2001 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

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Beneficial Owners	Shares Beneficially Owned(1)	Percent of Class
First Niles Financial, Inc. Employee Stock Ownership Plan	205,922(2)	12.7%
William L. Stephens, Chairman of the Board, President and CEO	90,094	5.4%
George J. Swift, Director, Vice President and Secretary	90,094(3)	5.4%
P. James Kramer, Director	42,281(4)	2.6%
Horace L. McLean,Director	15,213	*
Ralph A. Zuzolo, Sr., Director	61,141(5)	3.8%
Directors and executive officers of the Corporation as a group (6 persons)	372,727(6)	21.3%

(1)	Includes shares of common stock as to which the named individual has the right to acquire beneficial ownership, currently or within 60 days of the March 2, 2001 voting record date, pursuant to the exercise of stock options, as follows:
	Mr. Stephens - 35,088 shares Mr. Swift - 35,088 shares	Mr. Kramer - 8,772 shares Mr. McLean - 8,772 shares	Mr. Zuzolo - 8,772 shares
(2)	Represents shares held by the ESOP, 56,627 shares of which have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of common stock allocated to his or her account. First Bankers Trust Company, N.A., Quincy, Illinois, as the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.
(3)	Includes shared beneficial ownership with respect to 39,357 shares of common stock held in trust as to which Mr. and Mrs. Swift are co-trustees.
(4)	Includes shared beneficial ownership with respect to 15,000 shares of common stock held jointly by Mr. Kramer and his spouse and 15,000 shares held by Mr. Kramer as custodian for his children.
(5)	Includes shared beneficial ownership with respect to 14,800 shares of common stock owned by a corporation of which Mr. Zuzolo is a shareholder. Mr. Zuzolo disclaims beneficial ownership of the shares of common stock owned by the corporation except to the extent of his pecuniary interest therein.
(6)	Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes 131,580 shares of common stock issuable upon exercise of the directors' and executive officers' stock options.

PROPOSAL I - ELECTION OF DIRECTORS

            Our Board of Directors consists of five members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. All of our nominees currently serve as First Niles directors. If any director nominee is unable to serve before the election, your proxy authorizes us to vote for a replacement nominee if our Board of Directors names one. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

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            The table below sets forth information regarding our Board of Directors, including their age, position with First Niles and term of office. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.

Name	Age(1)	Position(s) Held	Director Since(2)	Term of Office Expires
		Nominees
P. James Kramer	45	Director	1994	2004
Ralph A. Zuzolo, Sr.	58	Director	1979	2004
		Directors Remaining in Office
Horace L. McLean	70	Director	1987	2002
William L. Stephens	69	Chairman of the Board, President and Chief Executive Officer	1969	2003
George J. Swift	78	Director, Vice President and Secretary	1969	2003

(1) At December 31, 2000.

(2) Includes service as a director of Home Federal.

            The principal occupation of each director of First Niles and each of the nominees for director is set forth below. All directors and nominees have held their present position for at least five years unless otherwise indicated.

            P. James Kramer. Since 1984, Mr. Kramer has served as President of William Kramer & Son, a heating and air conditioning company, located in Niles, Ohio.

            Ralph A. Zuzolo, Sr. Mr. Zuzolo is an attorney and a principal in the law firm of Zuzolo, Zuzolo & Zuzolo, located in Niles, Ohio. Mr. Zuzolo has been with his law firm since 1968. Mr. Zuzolo is also the Chief Executive Officer of American Title Services, Inc., a real estate title agency located in Niles, Ohio.

            Horace L. McLean. Since 1987, Mr. McLean has served as President of McLean Engineering, Inc., a civil engineering company, located in Niles, Ohio.

            William L. Stephens. Mr. Stephens serves as Chairman of the Board, President and Chief Executive Officer of Home Federal and First Niles. He has served in such capacities for Home Federal since 1969 and for First Niles since its inception in October 1998.

            George J. Swift. Mr. Swift is Vice President and Secretary of Home Federal and First Niles. He has served in such capacities with Home Federal since 1969 and for First Niles since its inception in October 1998.

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MEETINGS AND COMMITTEES

Meetings

            The Board of Directors of First Niles generally meets twice per month. Meetings of the Board of Directors of Home Federal, the Company's wholly-owned operating subsidiary, are also generally held twice per month. The First Niles Board of Directors conducted 23 regular meetings and three special meetings during fiscal 2000. The Home Federal Board of Directors conducted 24 regular meetings and two special meetings during fiscal 2000. Each director attended at least 75% of the (i) First Niles Board meetings and any committees on which he served and (ii) Home Federal Board meetings and any committees on which he served.

Committees

            The First Niles Board of Directors' principal standing committees are the Executive, Compensation and Audit Committees. The First Niles Board of Directors does not have a standing nominating committee; rather, the entire Board of Directors is responsible for this function.

            The Executive Committee of the Board of Directors is comprised of Directors Stephens, Swift, and Zuzolo. To the extent authorized by the Board of Directors and First Niles' bylaws, the committee exercises all of the authority of the Board of Directors between board meetings. The Executive Committee did not meet during fiscal 2000.

            Every member of First Niles' Board of Directors serves on the Compensation and Audit Committees. The Compensation Committee administers our stock option and incentive plan and our recognition and retention plan, and reviews overall compensation policies for First Niles. Since First Niles currently does not pay any salaries to its officers or employees, all compensation matters, except for stock-based compensation awards, are addressed by Home Federal's (our principal subsidiary) Board of Directors. During fiscal 2000, the Compensation Committee did not meet at the holding company level; however, Home Federal's compensation committee, which has an identical make-up, met twice.

            The Home Federal compensation committee is responsible for:

  determining salaries to be paid to its officers and employees, based on recommendations of President Stephens and Vice President Swift. President Stephens and Vice President Swift excuse themselves from Board discussions concerning their salaries as President and Vice President, respectively;

  overseeing the administration of our employee benefit plans covering employees generally; and

  reviewing our compensation policies.

            The Audit Committee of First Niles operates under a written charter adopted by the full Board of Directors, a copy of which is attached to this proxy statement as Appendix A. A majority of the Audit Committee members are "independent" under the definition contained in the National Association of Securities Dealers listing standards for the Nasdaq SmallCap Market. This committee, among other things, oversees the entire audit function for First Niles, both internal and independent, and ensures the existence of effective accounting and internal control systems. This committee met twice during fiscal year 2000.

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            The entire Board of Directors selects nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the bylaws of First Niles. Pursuant to the Company's bylaws, nominations by shareholders must be delivered in writing to the Secretary of First Niles at least 60 days prior to the date of the annual meeting; provided, however, that in the event less than 70 days' notice of the date of the annual meeting is given or made to shareholders, such nominations by shareholders must be delivered to First Niles no later than the close of business on the 10th day following the earlier of the day on which notice of the date of the annual meeting was mailed or public announcement of the date of the annual meeting was first made.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

            The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

            The Audit Committee of First Niles consists of the entire Board of Directors. The Audit Committee operates under a written charter that specifies its duties and responsibilities. A copy of the charter is included in this proxy statement as Appendix A.

            Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statement in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

            As required by its charter, the Audit Committee received and reviewed the report of Anness, Gerlach & Williams ("AGW") regarding the results of their audit, as well as the written disclosures and the letter from AGW required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees). The Audit Committee reviewed and discussed the audited financial statements with the management of First Niles. A representative of AGW also discussed with the audit committee the independence of AGW from First Niles, as well as the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

            Based on the Audit Committee's review and discussions noted above, it was recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the SEC.

            Submitted by the undersigned members of the Audit Committee:

            William L. Stephens
            George J. Swift
            Ralph A. Zuzolo, Sr.
            P. James Kramer
            Horace L. McLean

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COMPENSATION OF DIRECTORS

            The members of the Boards of Directors of First Niles and Home Federal are identical. Directors of First Niles are not compensated for service on the Company's Board of Directors. Directors of Home Federal, however, are compensated for service on the Home Federal Board of Directors. During fiscal 2000, each director (employee and non-employee) of Home Federal was paid a fee of $500 for each meeting of the Board of Directors attended, with up to five excused absences paid per year.

            Ralph A. Zuzolo, Sr., a director of First Niles and Home Federal, is a partner in the law firm of Zuzolo, Zuzolo & Zuzolo, which firm acts as counsel to Home Federal from time to time. The legal fees received by the law firm from professional services rendered to Home Federal during the year ended December 31, 2000 did not exceed five percent of the firm's gross revenues.

EXECUTIVE COMPENSATION

Summary Compensation Table

            The following table sets forth summary information concerning compensation awarded to, earned by or paid to First Niles' chief executive officer and any other executive officer, whose total salary and bonus exceeded $100,000, for services rendered in all capacities during the fiscal year ended December 31, 2000. Each of these officers received perquisites and other personal benefits in addition to salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of their annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC. We will use the term "named executive officers" from time to time in this proxy statement to refer to the officers listed in the table below.

		Annual Compensation		Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Restricted Stock Awards ($)	Options (#)	All Other Compensation ($)
William L. Stephens President and CEO	2000	$155,040	$ ---	---	---	$ 26,495(3)
	1999	142,440	58,195	$116,365(2)	35,088	19,196
	1998	139,470	92,331	---	---	214,710

George J. Swift Vice President and Secretary	2000	$155,040	$ ---	---	---	$ 26,495(3)
	1999	142,440	58,195	$116,365(2)	35,088	19,196
	1998	139,470	92,331	---	---	214,710

___________________

(1)	Includes director fees of $12,600 in 2000, $11,700 in 1999 and $14,850 in 1998 for service on the Home Federal Board of Directors.
(2)	Represents the aggregate dollar value of the award of 9,356 shares of First Niles common stock on December 15, 1999, the date of the grant. The restricted stock award vested in two equal annual installments on January 1, 2000 and on January 1, 2001. At December 29, 2000, the last trading day of the fiscal year, the 4,768 shares still subject to restriction held by each of the named executive officers had an aggregate value of $50,873, based on the closing price of First Niles common stock as quoted on The Nasdaq Stock Market on such date. The named executive officers are entitled to receive all dividends paid on the restricted shares.
(3)	Represents Home Federal's annual contributions to the ESOP on behalf of Messrs. Stephens and Swift, respectively. The ESOP contributions made on behalf of Messrs. Stephens and Swift each had a market value of $39,335, as of December 29, 2000, the last trading day of the fiscal year.

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Aggregate Option Exercises in Last Fiscal Year and FY-End Option Values

            The following table sets forth the number and value of unexercised stock options held by the named executive officers. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on December 29, 2000, the last trading day in fiscal 2000. On that date, the price was $10.875 per share, based on the closing price of First Niles common stock as reported on the Nasdaq Stock Market. Since the exercise price of the options held by the named executive officers was higher than the market value of First Niles common stock, none of the options were in-the-money at fiscal year-end. No stock options were exercised by the named executive officers during the fiscal year ended December 31, 2000.

	Number of Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End (#)
Name	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
William L. Stephens	23,392	11,696	$ ---	$ ---
George J. Swift	23,392	11,696	---	---

Employment Agreements

            On October 26, 1998, Home Federal entered into employment agreements with President Stephens and Vice President Swift. The employment agreements provide for an annual base salary in an amount not less than the employee's then current salary. The initial term of each of the employment agreements is for three years. The agreements provide for extensions of one year, in addition to the then-remaining term under the agreements, on each anniversary of the effective date of the agreements. All extensions are subject to a formal performance evaluation performed by disinterested members of the Board of Directors of Home Federal. The agreements grant participation in an equitable manner in discretionary bonuses as well as employee benefits applicable to executive personnel. The agreements do not contain a change in control provision.

            The agreements provide for termination upon the employee's death or disability, for cause or in certain events specified by Office of Thrift Supervision regulations. If the employment of the employee is "involuntarily terminated," other than for the reasons set forth in the preceding sentence, the employee is entitled to (i) his then applicable salary for the then-remaining term of his agreement and (ii) health insurance benefits as maintained by us for the benefit of our senior executive employees. The term "involuntarily terminated" refers to the termination of employment of the employee without his express written consent, other than retirement. In addition, a material diminution of or interference with the employee's duties, responsibilities and benefits in his current officer position shall be deemed and shall constitute an involuntary termination of employment to the same extent as express notice of such involuntary termination. Any of the following actions would constitute such diminution or interference unless consented to in writing by the employee:

(a)	a change in the principal workplace of the employee to a location outside of a 30 mile radius from our headquarters office as of the date of the agreement;
(b)	a material demotion of the employee, a material reduction in the number or seniority of other personnel reporting to the employee, or a material reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the employee, other than as part of a company-wide reduction in staff;

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(c)	a material adverse change in the salary, perquisites, benefits, contingent benefits or vacation time which had previously been provided to the employee, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of First Niles or Home Federal; and
(d)	a material permanent increase in the required hours of work or the workload of the employee.

The employment agreements are also terminable by the employees upon 90 days' notice to Home Federal.

PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

            The First Niles Board of Directors has renewed arrangement for Anness, Gerlach & Williams to be its independent auditors for the year ending December 31, 2001, subject to the ratification of the appointment by shareholders. A representative of Anness, Gerlach & Williams is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Audit Fees

            Aggregate fees billed by Anness, Gerlach & Williams for professional services rendered for the audit of the Company's financial statements for fiscal 2000 and the review of the financial statements included in the Company's quarterly reports on Form 10-QSB for the fiscal year were $54,240.

All Other Fees

            Other than audit fees, the aggregate fees billed to the Company by Anness, Gerlach & Williams for fiscal 2000 were $11,230. The Company did not incur any fees related to financial information systems design and implementation.

            The Audit Committee of the Board of Directors has considered whether the providing of all non-auditing services (and the aggregate fees billed for such services) in fiscal year 2000 by Anness, Gerlach & Williams, the principal independent auditors, is compatible with maintaining the principal auditors' independence.

            The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment of Anness, Gerlach & Williams as First Niles' independent auditors for the year ending December 31, 2001.

CERTAIN TRANSACTIONS

            Home Federal has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

            All loans made by Home Federal to its directors and executive officers are subject to the Office of Thrift Supervision regulations restricting loan and other transactions with affiliated persons of Home Federal. All loans to directors and executive officers were performing in accordance with their terms at December 31, 2000.

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SHAREHOLDER PROPOSALS

            In order to be eligible for inclusion in First Niles' proxy materials for next year's annual meeting of shareholders, any shareholder proposal must be received at First Niles' executive office at 55 North Main Street, Niles, Ohio 44446 on or before November 15, 2001. Shareholder proposals to be considered for presentation at next years annual meeting, although not included in the proxy statement, must be received at our executive office on or before February 17, 2002; provided, however, that in the event that the date of next year's annual meeting is held before March 29, 2002 or after June 18, 2002, the shareholder proposal must be received on or before the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was made.

            All shareholder proposals for inclusion in First Niles' proxy materials shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and, as with any shareholder proposal (regardless of whether it is included in First Niles' proxy materials), the Company's Certificate of Incorporation and Bylaws, and Delaware law.

OTHER MATTERS

            The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

Appendix A

Appendix A

June 10, 2000

AUDIT COMMITTEE CHARTER

All members of the Board of Directors of First Niles Financial, Inc. shall serve as the Audit Committee. The Audit Committee shall fulfill the directors' responsibility to the shareholders with respect to the following:

  accounting and reporting practices of First Niles Financial, Inc. and its subsidiary (the "Corporation")

  quality and integrity of the financial reports of the Corporation, and independence and performance of the Corporation's external auditors.
It is the responsibility of the Audit Committee to maintain free and open means of communication between themselves, the independent auditors, and the financial management of the Corporation.

The majority of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. as they apply to the Corporation's filing status as a small business filer.

In carrying out its responsibilities, the Audit Committee will:

  Annually review and recommend to the shareholders the independent auditor, which firm is ultimately accountable to the Audit Committee of the Board, to audit the financial statements of the Corporation.

  Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such report with the auditor, and take appropriate action to ensure the independence of the external auditor.

  Meet with the independent auditor and management of the Corporation prior to the conduct of the annual audit to review and approve the scope of the proposed audit for the current year.

  Review proposed significant changes to the Corporation's accounting principles or applications thereof.

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  Review with management and the independent auditors the Corporation's quarterly financial statements prior to the filing of its Form 10-QSB.

  Review and discuss with management the Corporation's audited annual financial statements and the independent auditor's opinion rendered with respect to such financial statements.

  Review any management letter provided by the independent auditor and the Corporation's response to such letter.

  Discuss with the independent auditor the matters required to be discussed pursuant to Statement on Auditing Standards (SAS) No. 61 (including SAS No. 89 and 90) Communications With Audit Committees, relating to the conduct of the annual audit.

  Review with the independent auditor and the financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the corporation, any recommendations for the improvement of such internal controls or particular areas where new or additional controls or procedures are desirable.

  Provide sufficient opportunity for the independent auditor to meet with the external members of the Audit Committee without members of management present.

  Investigate any matter brought to its attention within the scope of its duties, with the power to retain independent accountants, counsel, or others for this purpose if, in its judgment, that is appropriate.

  Review and reassess the adequacy of this Audit Committee charter on an annual basis and adopt changes.

  Prepare the Audit Committee report, including required disclosures and related appendices in conformity with rules and regulations of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

  Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

  Maintain minutes of meetings to document significant results of the foregoing activities.
While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The aforementioned is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor.

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Front of Proxy Card

[FRONT OF CARD]

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THE ATTACHED PROXY IN
THE ENCLOSED. PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

fold and detach here
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REVOCABLE PROXY

FIRST NILES FINANCIAL, INC.

Annual Meeting of Shareholders •  April 18, 2001

The undersigned hereby appoints the members of the Board of Directors of First Niles Financial, Inc., and its survivors, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of First Niles Financial, Inc. common stock held of record by the undersigned at the close of business on March 2, 2001, at the annual meeting of shareholders to be held on Wednesday, April 18, 2001, and at any and all adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is given, this proxy will be voted FOR each of the proposals set forth herein.Should a director nominee be unable to serve as a director, an event that we do not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

The Board of Directors recommends a vote "FOR" the listed proposals.

		FOR	WITH- HOLD	FOR ALL EXCEPT
Proposal I:	The election of P. James Kramer and Ralph A. Zuzolo, Sr. as directors of First Niles Financial, Inc., each with a term of three years.

Instructions: To vote for both nominees mark the box "FOR" with an "X". To withhold your vote for both nominees mark the box "WITHHOLD" with and "X". To withhold your vote for an individual nominee mark the box "FOR ALL EXCEPT" with an "X" and write the name of the nominee on the following line for whom you wish to withhold your vote.________________________________________________________

		FOR	AGAINST	ABSTAIN
Proposal II:	Ratification of Anness, Gerlach & Williams as independent auditors for the Company for the year ending December 31, 2001.

(Please sign and date on reverse side)

Back of Proxy Card

[BACK OF CARD]

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THE ATTACHED PROXY IN
THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

fold and detach here
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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            This proxy may be revoked at any time before it is voted by delivering to the Secretary of First Niles Financial, Inc. on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than this proxy or a later dated proxy relating to the same shares of First Niles Financial, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

            The undersigned acknowledges receipt from First Niles Financial, Inc. prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on April 18, 2001, an Annual Report to Shareholders for the year ended December 31, 2000, and a proxy statement relating to the business to be addressed at the meeting.

Dated:_____________________________

PRINTED NAME OF SHAREHOLDER APPEARS HERE	SIGNATURE OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER
Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.